EXHIBIT 99.2

                                                                                 Cut-off Date
                                                                                Balance as of        Remaining     Maturity
                  Seller                      Property Name                     November 2005        Loan Term       Date
-------------------------------------------------------------------------------------------------------------------------------
A2       GCFP                 PBN Building                                           12,187,804.96            53      4/6/2010
A2       GSMC                 Breakers II of Windmill Lakes                           8,300,000.00            54      5/6/2010
A2       GCFP                 729 7th Avenue                                         24,898,387.65            56      7/6/2010
A2       GCFP                 Sunset Ridge Apartments                                21,992,339.75            56      7/6/2010
A2       GCFP                 Chartwell II                                           11,600,000.00            56      7/6/2010
A2       GSMC/Commerzbank     Lynnhaven Mall                                        249,903,408.52            56      7/6/2010
A2       GCFP                 Meadowbrook North                                      48,000,000.00            57      8/6/2010
A2       GSMC                 Mountaingate Plaza                                     31,500,000.00            57      8/6/2010
A2       GSMC                 Raintree Center                                         3,489,668.60            57      8/1/2010
A2       GCFP                 Gateway at Lake Success                               110,000,000.00            58      9/6/2010
A2       GCFP                 Cross Point                                            86,000,000.00            58      9/6/2010
A2       GCFP                 Windsor/RECP Hotel Portfolio                           60,000,000.00            58      9/6/2010
A2       GCFP                 2727 El Camino Real                                     9,500,000.00            58      9/6/2010
A2       GCFP                 Friendly Village Mobile Home Park                      10,500,000.00            58      9/6/2010
A2       GCFP                 River Park Plaza                                       34,500,000.00            59     10/6/2010
A2       GCFP                 Benaroya - Met Park West                               74,500,000.00            60     11/6/2010
A2       GCFP                 Austin Oaks Office                                     48,000,000.00            60     11/6/2010
A2       GCFP                 Doubletree - Bethesda, MD                              38,000,000.00            60     11/6/2010
A2       GCFP                 Tetco Tower                                            21,000,000.00            60     11/6/2010
A2       GCFP                 University Heights                                      7,900,000.00            60     11/6/2010
A2       GCFP                 1955 Lake Park Drive                                    7,200,000.00            60     11/6/2010

A3       GCFP                 BPG - Dulles North                                     43,000,000.00            70      9/6/2011

A4       GCFP                 Maryland Multifamily Portfolio                        200,000,000.00            80      7/6/2012
A4       GCFP                 Lakeside Plaza                                         12,000,000.00            80      7/6/2012
A4       GSMC                 1425 New York Avenue                                  105,770,000.00            80      7/6/2012
A4       GSMC                 700 Highlander Building                                 8,800,000.00            81      8/6/2012
A4       GCFP                 Pembroke Pines Professional Center                     13,000,000.00            82      9/6/2012
A4       GSMC                 Palmer House Apartments                                 4,600,000.00            82      9/6/2012
A4       GSMC                 Kierland Commons Retail IV & IVa                       15,595,000.00            86      1/2/2013

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